EXHIBIT 99.1

 Regenerative Medicine Through PluripotencyNYSE MKT: BTX  January, 2015

 Safe Harbor Statement  2  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

# Leading Regenerative Medicine

BIOTIME

- Pluripotent stem cell platform provides competitive barriers:
  - Potential to manufacture all human cell types on an industrial scale
  - Regenerative vs. palliative therapy
  - Targeting large degenerative disease markets
  - 600 patents/patent applications worldwide
  - Attractive manufacturing costs
  - Long asset life - no FDA pathway for generics or biosimilars
- Anticipating multiple near-term clinical milestones
- Building board and management for initial commercialization



Orthopedics
Arthritis
IVD disease
Tendon repair
Oncolology
Lung Cancer
Hematology
Immunotherapy
Neurology
Spinal cord injury
Stroke
Parkinsons
Cardiology
Heart failure
Ischemia
Hypertension
Ectoderm
Mesoderm
Endoderm
Ophthalmology
Macular degeneration
Endocrinology
Diabetes
Obesity
Pluripotent Stem Cells

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# Near-Term Value Creation

BIOTIME

*Over the next 12 months, BioTime and its subsidiaries are positioned to increase shareholder value by…*

1. **Announcing** results from six clinical studies
2. **Commercializing** cancer screening diagnostics
3. **Completing** *Renevia* pivotal clinical trial
4. **Implementing** clinical and financial de-risking strategies
5. **Unlocking** subsidiary company value for BioTime shareholders
6. **Building** management & Board for commercial phase

4

 Clinical Milestones in 1H 2015  5  Publication and presentation at major scientific meetings on results of clinical studies of the PanC-Dx family of diagnostics addressing lung, bladder and breast cancerInterim data from the pivotal trial of Renevia, a therapeutic product addressing a large market opportunity in lipoatrophyCompletion of enrollment of first cohorts in two Phase 1/2a clinical trials (OpRegen and OPC1) each addressing multi-billion dollar market opportunities

 6  Multiple products, each addressing large market opportunities  Product  Medical Need  Market Opportunity  OPC1  Spinal cord injury  > $20B economic impact in U.S.  VAC2  Non-small-celllung cancer  > $38B economic impact in U.S.  OpRegen  Dry AMD  > $5B annual spend on wet AMD maintenance therapies  Renevia  Lipoatrophy  > 3M HIV patients  PanC-Dx  Cancer diagnostics  $7B annual cost of mammography in U.S.  Product Pipeline

 7  Maximizing shareholder value in a broad platform company  Increases financial flexibility at both the corporate and subsidiary levelLimits direct dilution to existing shareholders of BTXAttracts talented executives with focus on diverse fields of medicineAllows investors to focus on opportunities that most interest themEnables development of more products using our broad technology platformsLimits downside risk by spreading investments among multiple opportunitiesMaintains upside potential as subsidiaries address large market opportunities  Subsidiary Strategy

 Major Therapeutics  8  OPC1  Potential patients in U.S.  Research  Preclinical  Phase 1  Phase 2  Spinal cord injury  12,000/year          Multiple sclerosis  180,000 prevalence          Stroke  800,000/year          VAC1            Prostate cancer  240,000/year          AML  12,000/year          VAC2            Lung cancer                        OpRegen            Dry AMD  7.3 million prevalence

 OPC1 & VAC2  9    Developing Breakthrough Technologies for Regenerative Medicine(NYSE MKT: AST)Pedro Lichtinger, CEOFormer CEO Optimer Pharmaceuticals, and President of Pfizer’s Global Primary Care Unit  9

# *OPC1* – Phase 1 Results

BIOTIME

## Feasible and Safe

ASTERIAS BIOTHERAPEUTICS

- Five subjects received 2 mil AST-OPC1 cells, followed for 2-3 years
- Clean safety profile observed to date:
  - No serious adverse events related to surgery, *AST-OPC1*, or immunosuppression
  - Monitoring through one year shows no evidence of immune responses to *AST-OPC1*
- Potential evidence of biological activity:
  - MRI results in 4 of 5 subjects are consistent with prevention of lesion cavity formation
- Cleared to enter Phase 1/2a trial in target population for initial indication: complete cervical SCI



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 OPC1 – Phase 1/2a Trial  11

 12  OPC1 Opportunity: SC Injury

# *VAC2* - Proof of Concept

Telomerase is expressed in ~95% of cancer types

*VAC1* was safe and stimulated anti-telomerase immune responses in two clinical trials with improved or stabilized biomarkers

| | Phase 1: prostate cancer<br>Duke<br>J. Immunol 2005, 174:3798 | Phase 2: acute myelogenous leukemia<br>Multi-center<br>Khoury ASH 2010 |
|---|---|---|
| Patients treated | 20 | 21 |
| Tolerability | Excellent | Excellent |
| Patients immunized against telomerase | 95% | 55% |
| Laboratory & clinical impact | • Highly significant increase in PSA doubling times<br>• Clearance of circulating immune complexes | • Significant increase in 12-month DFS in high-risk group (N=11) compared to published historical controls |

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 VAC2 – Unmet Medical Needs  14  Advantages of VAC2 Platform

 15  AST-VAC2 – Trial Design

 16  1 Source: Cancer Research Technologies2 Source: National Institutes of Health3 Source: Decision Resources  VAC2 Opportunity: NSC lung cancer

 OpRegen  17    Advancing Medicine Through Stem Cell TherapiesCharles Irving, Ph.D., CEO  17

     AMD and Loss of RPE Cells      OpRegen  Photoreceptors depend on RPE cells for nourishment, recycling of visual pigment and waste disposal When RPE cells die, the photoreceptors also die and central vision is lost Geographic Atrophy  (RPE)

OpRegen

## Therapy for Dry-AMD



- ***OpRegen*®:** Cell replacement therapy for the dry form of age–related macular degeneration (dry-AMD) utilizing a suspension of animal product-free RPE cells produced from human embryonic stem cells.
- **Indication:** Geographic atrophy (the severe dry-form AMD)
- **Formulation:** Cell suspension in BSS Plus; ready for injection
- **Delivery Route:** Subretinal administration
- **Mechanism of Action:** Integration into subretinal space and replacement of missing or diseased RPE cells
- **Planned Clinical Trial:** Phase I/IIa trial in progressive dry-form AMD with GA
- **Study Site:** Hadassah Univ Medical Center, Jerusalem
- **Stage of Development:** FDA & Israel Ministry of Health authorization received

     Trial Design      OpRegen  Phase I/IIa Dose Escalation Safety and Efficacy Study of OpRegen® Transplanted Subretinally in Patients with Advanced Dry-Form AMD (Geographic Atrophy)Open label, non-randomized, sequential, single center trialStudy Site: Hadassah University Medical Center, Jerusalem, IsraelDose and Administration: Single injection of 50,000-500,000 viable cells in saline delivered via a cannula through a small retinotomy into the subretinal space. Part 1Cohort 1: 3 Patients, BCVA 20/200 or less, 50,000 OpRegen® cellsCohort 2: 3 Patients, BCVA 20/200 or less, 200,000 OpRegen® cellsCohort 3: 3 Patients, BCVA 20/200 or less, 500,000 OpRegen® cellsPart 2Cohort 4: 6 Patients, BCVA 20/100, 500,000 OpRegen® cells

 Device & Diagnostic Pipeline  21  Partner    Platform  Pre-Clinical  Design control /IND enabling  Clinical development      Regulatory Pathway        Safety  Efficacy  Pivotal    HyStem®Renevia            CE Mark as a medical device  HyStem®ReGlyde      N/A  N/A  N/A  510 (k) device  HyStem®Premvia            Cleared Class II device August 2014                Indication  Research  Development  Clinical Validation      Commercialization  Breast      Clinical Studies in Progress      2015  Bladder      Clinical Studies in Progress      2015  Lung      Clinical Studies in Progress      2015  Injectable for the treatment of lipoatrophies  Wound Management  Protection following surgery  Screening/Recurrence Setting  Screening/Recurrence Setting  High Risk Screening  Pivotal

   HyStem - Unmet Medical Needs  22              Polymerizes safely in vivo   Stays as liquid for ~ 20 minutes  Supports cells including adipocytes in 3-D            Cast Hydrogel  Cells in Sponge                                    Injectable  Multiple Formulations                    Durable Films  3-D Lattices  Heparin-mediated Slow Release

# *Renevia*™ Pivotal Trial

BIOTIME

- *Renevia*™ is an injectable matrix designed to safely produce 3-D tissue *in vivo,* keeping cells where the surgeon places them. It is expected to have numerous applications in multiple tissue types
- BioTime initially is seeking a CE mark for use in HIV-associated lipoatrophy in combination with autologous fat cells.
- An estimated 33M people worldwide have HIV. Number on HIV treatment has tripled in five years – now ~10M, target of 15M by the end of 2015.
- An estimated 35-50% of patients on ARV therapy have lipoatrophy.
- A greater number of people in the US have lipoatrophy due to wounds and age.



Age-Related Lipoatrophy

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 24    ReneviaTM Pivotal Trial  Multicenter, randomized, controlled, single blind trial     Treated vs. delayed treatment control  25 - 92 subjects in each group with treatment effect measured at 1, 3, and 6 months  Primary Endpoint   Increase in skin thickness as measured by ultrasound at 6 months  Secondary Endpoint  Mid-face volume deficit score Global aesthetic improvement score  Sites  2 sites in Palma de Mallorca, Spain  Trial Design

 25    Advanced Noninvasive Cancer DiagnosticsJoseph Wagner, Ph.D., CEO  25    PanC-Dx

# PanC-Dx – Cancer Diagnostics

BIOTIME

ONCOCYTE CORPORATION

- Novel products for the diagnosis and treatment of cancer in order to improve both the quality and length of cancer patients' lives
  - Internally developed cancer gene discovery platform
  - Platform based on extensive microarray dataset
  - Market discovery principle based on similarity between embryonic development and cancer
  - Scores of potential targets identified
  - Multiple product opportunities
- Develop and market low-cost molecular diagnostic tests for major types of cancer

| PanC-DX™ | Potential market size | Status | Results Announced |
|---|---|---|---|
| Breast cancer | $2.5 billion | Clinical study underway | 1H 2015 |
| Bladder cancer | $500 million | Clinical study underway | 1H 2015 |
| Lung cancer | $525 million | Clinical study underway | 1H 2015 |

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# Balance of Near-Term Products

BIOTIME

***Three Diagnostic Products to be Commercialized within 12 Months***

***PanC-Dx™* Breast Cancer Diagnostic:**

- Blood-based screening diagnostic
- Panel of protein markers
- $25M initial market opportunity, $2.5B expanded opportunity

***PanC-Dx™* Bladder Cancer Diagnostic:**

- Urine-based screening diagnostic for recurrence
- Panel of RNA markers
- $15M initial market opportunity, $500M expanded opportunity

***PanC-Dx™* Lung Cancer Diagnostic:**

- Blood-based screening diagnostic
- Panel of RNA markers
- $25M initial market opportunity, $525M expanded opportunity

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 Clinical De-Risking Strategies  OPC1: Initiative to accelerate current timelines for clinical program by about six months to obtain safety and efficacy readouts more rapidlyOPC1: Accelerated trial by six months and announced intent to strengthen robustness of proof of concept by seeking FDA permission to expand the number of patients from 13 to 40PanC-Dx™ and Renevia are judged by the company to be relatively low-risk products  28

# Financial De-Risking

BIOTIME

## AST-OPC1

CIRM

**$14.3 Million Grant**

- Includes funding for:
  - Execution of Phase 1/2a study
  - Process and assay development activities to prepare for pivotal trials and commercialization
  - Facilities and indirect costs
- Potential follow-on grants to expand and accelerate trial

## AST-VAC2

CANCER RESEARCH UK

**Clinical Development Partnership**

- Asterias performs scale-up and tech-transfer of AST-VAC2 manufacturing process
- CRUK provides personnel and funding for cGMP manufacturing, regulatory filing, Phase 1/2a trial
- Asterias has first option to reacquire program on preset, reasonable terms; majority revenue share on partner's development if does not choose to reacquire

**Estimated ~$40 Million of Total Non-dilutive Funding**

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# Unlocking Subsidiary Value

BIOTIME

***Asterias Biotherapeutics is the first of BioTime's subsidiaries to be publicly traded***

| | Timeline |
|---|---|
| 1 | Created subsidiary to acquire Geron stem cell assets |
| 2 | Closed acquisition of assets |
| 3 | Hired a seasoned management team |
| 4 | Appointed Pedro Lichtinger as CEO, a leader with significant commercialization expertise |
| 5 | Executed clinical and financial de-risking strategies |
| 6 | Executed spin-off to public company |
| 7 | Listed on NYSE MKT under symbol "AST" |

- **BTX owns 72% of ~$120M AST Market Cap**
- **BTX has 7 other subsidiaries whose value could be unlocked**
- **Goal: Unlock value of one additional subsidiary in 2015**

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 Building Commercialization Team  31  Appointed Pedro Lichtinger as President and Chief Executive Officer of Asterias, a former Pfizer senior executive with successful drug development and commercialization experienceAdi Mohanty, former Shire executive, appointed COO of BioTimeMichael H. Mulroy and Stephen L. Cartt joined BioTime’s Board of Directors. Mr. Mulroy and Mr. Cartt both had successful careers in senior management at Questcor Pharmaceuticals, Inc.Angus C. Russell, former Chief Executive Officer of Shire plc, appointed to BioTime's Board of Directors   Focused on adding biopharmaceutical industry executives with expertise in clinical development and commercialization

# Improved Product Manufacture

BIOTIME

## Advantages of Pluripotency Platform



Pluripotent Stem Cell
Master Cell Bank

Differentiation → Factors



Frozen Inventory

↓



Point of Use

- Limitless expansion
- Source of every cell type
- Centralized production
- Uniform genetics
- Reduced COGs
- Improved QC

**Clinical:**
- Oligodendrocyte progenitors (SCI)
- RPE cells (AMD)

**Preclinical:**
- Dendritic cells (Cancer)
- Brown adipocytes (Type 2 diabetes)
- Vascular cells ischemic disease
- Cartilage cells (spinal disc repair)
- Bone cells (spinal fusion)

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# Value of the Pluripotent Platform

BIOTIME

## Cell therapy: the next wave – with a potentially long lifespan due to lack of regulatory pathway for generics or biosimilars



Recombinant Proteins
Technology in maturity phase
Small Molecules
Technology in decline
Monoclonal Antibodies
Technology in growth phase
hESC Master
Cell Bank
Product
Unique and proprietary
Pluripotent Stem Cells
Extensively characterized
to Strict Regulatory
Requirements.
Cell Therapy
Technology in clinical trials phase

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BioTime (NYSE Market: BTX)  34  $156M liquid assets: ~$36M in cash, $3M in registered BTX shares held by subsidiaries, & $117M AST shares held by BTX (as of October 16, 2014)    BTX market cap approx. $290M, owns approx. 70% of AST (market cap approx. $130M (as of January 9, 2015)No debt      Long-term investors hold approx. 45% of BTX stock  Strong Board, Management, and Financial Structure    Key Statistics: